        AS FILED WITH THE SECURITIES EXCHANGE COMMISSION ON JUNE 9, 1998

                                                     REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ---------------------------

                                    Form S-3
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                          ---------------------------
                      KINDER MORGAN ENERGY PARTNERS, L.P.

             (Exact name of registrant as specified in its charter)

            DELAWARE                                                         76-0380342
  (State or other jurisdiction                                            (I.R.S. Employer
      of incorporation or                                              Identification Number)
          organization)

                      KINDER MORGAN ENERGY PARTNERS, L.P.
                        1301 MCKINNEY STREET, SUITE 3450
                              HOUSTON, TEXAS 77010
                                 (713) 844-9500
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive officer)

                                 CLARE H. DOYLE
                      KINDER MORGAN ENERGY PARTNERS, L.P.
                        1301 MCKINNEY STREET, SUITE 3450
                              HOUSTON, TEXAS 77010
                                 (713) 844-9500
  (Address, including zip code, and telephone number, including area code, of agent for service)

                          ---------------------------

                                    Copy to:

                GEORGE E. RIDER                                MICHAEL ROSENWASSER
             PATRICK J. RESPELIERS                           WILLIAM N. FINNEGAN, IV
            MORRISON & HECKER L.L.P.                          ANDREWS & KURTH L.L.P.
               2600 GRAND AVENUE                               425 LEXINGTON AVENUE
          KANSAS CITY, MISSOURI 64108                           NEW YORK, NY 10017

                          ---------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

                          ---------------------------


    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-50431
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities
Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                          ---------------------------

                   CALCULATION OF ADDITIONAL REGISTRATION FEE

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
==============================================================================================================================
                                                               PROPOSED MAXIMUM      PROPOSED MAXIMUM
TITLE OF SECURITIES                AMOUNT TO BE               OFFERING PRICE PER    AGGREGATE OFFERING         AMOUNT OF
TO BE REGISTERED                    REGISTERED                       UNIT                  PRICE            REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
Common Units.........         575,000 Common Units(1)            $36.8125(2)          $21,167,187.50           $6,244.32
==============================================================================================================================

(1) Includes 75,000 Units to be issued if the Underwriters' over allotment option is exercised in full.
(2) Estimated solely for the purpose of calculating the registration fee required by Section 6(b) of the Securities Act of 1933, as amended, and Rule 457(c) thereunder, based on the average of the high and low prices of the Units reported in the consolidated reporting system of the New York Stock Exchange on June 8, 1998.

                                EXPLANATORY NOTE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Registration No. 333-50431) filed by Kinder Morgan Energy Partners, L.P. with the Securities and Exchange Commission on April 17, 1998, as amended by Amendment No. 1 thereto filed on May 27, 1998, and Amendment No. 2 thereto filed on June 8, 1998, which was declared effective on June 8, 1998, are incorporated herein by reference.

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

        EXHIBIT
        -------
          5.1            --  Opinion of Morrison & Hecker LLP as to the legality of the securities being registered.
          8.1            -- Tax Opinion of Morrison & Hecker LLP
         23.1            -- Consent of Morrison & Hecker (included in Exhibit 5.1).
         23.2            -- Consent of Price Waterhouse LLP.
         23.3            -- Consent of Price Waterhouse LLP.
         23.4            -- Consent of Arthur Andersen LLP.
        *24.1            -- Powers of Attorney.
         99.1            -- Certificate of Registrant as to payment of additional
                            registration fee.

---------------

* Incorporated by reference to the Registrant's Registration Statement on Form S-3, as amended (Registration No. 333-50431).

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 9, 1998.

                                            KINDER MORGAN ENERGY PARTNERS, L.P.
                                            (A Delaware Limited Partnership)

                                            By: KINDER MORGAN G.P., INC.
                                              as General Partner

                                            By:   /s/ WILLIAM V. MORGAN
                                              ----------------------------------
                                                      William V. Morgan
                                                        Vice Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                        NAME                                        TITLE                    DATE
-----------------------------------------------------  --------------------------------  ------------

                          *                            Director, Chairman of the Board   June 9, 1998
-----------------------------------------------------    and Chief Executive Officer of
                  Richard D. Kinder                      Kinder Morgan G.P., Inc.
                                                         (Principal Executive Officer)

                /s/ WILLIAM V. MORGAN                  Director and Vice Chairman of     June 9, 1998
-----------------------------------------------------    Kinder Morgan G.P., Inc.
                  William V. Morgan

                          *                            Director of Kinder Morgan G.P.,   June 9, 1998
-----------------------------------------------------    Inc.
                  Alan L. Atterbury

                          *                            Director of Kinder Morgan G.P.,   June 9, 1998
-----------------------------------------------------    Inc.
                  Edward O. Gaylord

                          *                            Director, President and Chief     June 9, 1998
-----------------------------------------------------    Operating Officer of Kinder
                   Thomas B. King                        Morgan G.P., Inc.

                          *                            Vice President, Treasurer and     June 9, 1998
-----------------------------------------------------    Chief Financial Officer
               David G. Dehaemers, Jr.                   (Principal Financial and
                                                         Accounting Officer)

*by    /s/ WILLIAM V. MORGAN

    --------------------------------
           William V. Morgan
            Attorney-in-Fact

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